UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

AUDIOEYE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38640	20-2939845
State of Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification No.

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(Address of principal executive offices / Zip Code)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AEYE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 18, 2026, AudioEye, Inc. (the “Company”) entered into a Fourth Loan Modification Agreement (the “Fourth Amendment”) to the Loan and Security Agreement, dated as of March 31, 2025, by and among the Company and Western Alliance Bank (the “Bank”) (as amended by that certain Consent and First Loan Modification Agreement dated as of May 22, 2025, that certain Second Loan Modification Agreement dated as of August 13, 2025, and that certain Consent and Third Loan Modification Agreement dated as of January 12, 2026, the “Loan Agreement”).

The Fourth Amendment modifies the definitions of “Adjusted EBIDA” and “Adjusted EBITDA” in the Loan Agreement to permit the Company, in addition to the existing adjustments set forth in the Loan Agreement, to add back litigation expenses that, in the good faith determination of the Company, are not part of its ongoing operations and are reasonably acceptable to the Bank, in the calculation of those amounts, up to $5.0 million on a trailing twelve-month basis through and including December 31, 2026, and up to $3.0 million on a trailing twelve-month basis commencing as of January 1, 2027, through and including December 31, 2027.

In addition, the Fourth Amendment amends the definition of “Permitted Stock Buyback Amount” to replace annual dollar limits for each of fiscal years 2025, 2026, and 2027, which totaled $7.0 million, with an amount not to exceed $7.0 million in the aggregate for fiscal years 2025, 2026, and 2027. The definition maintains an annual limit of $2.0 million for fiscal year 2028 and each fiscal year thereafter.

The foregoing description of the Fourth Amendment is a summary only and is qualified in its entirety by reference to such document, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet of a Registrant.

The disclosure required by this Item is included in Item 1.01, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits:

Exhibit Number	Description
10.1	Fourth Loan Modification Agreement, dated as of September 18, 2026, by and among Western Alliance Bank and AudioEye, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 18, 2026	AudioEye, Inc.
(Registrant)

	By	/s/ Kelly Georgevich
Name: Kelly Georgevich
Title: Chief Executive Officer